                                                              Exhibit 99.1

 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In  connection  with the  accompanying  Quarterly  Report  on Form  10-Q of
Indiantown  Cogeneration,  L.P. and Indiantown  Cogeneration Funding Corporation
for the  quarter  ended  June 30,  2002,  I, P.  Chrisman  Iribe,  President  of
Indiantown  Cogeneration,  L.P. and Indiantown Cogeneration Funding Corporation,
hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the  Sarbanes-Oxley  Act of  2002,  to the  best  of my  knowledge  and  belief, that:

(1)  such  Quarterly  Report on Form 10-Q for the  quarter  ended June 30,  2002 fully  complies  with the  requirements  of  section  13(a) or 15(d) of the
     Securities Exchange Act of 1934; and

(2)  the  information  contained in such  Quarterly  Report on Form 10-Q for the quarter ended June 30, 2002 fairly presents, in all material respects,  the financial  condition and results of operations of Indiantown  Cogeneration,
     L.P. and Indiantown Cogeneration Funding Corporation.

August 14, 2002                  /s/ P. Chrisman Iribe
                                 ---------------------
                                 P. Chrisman Iribe
                                 President
                                 Indiantown Cogeneration, L.P.
                                 Indiantown Cogeneration Funding Corporation